CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


     In connection with the accompanying Annual Report of Sooner Holdings, Inc. (the "Company") on Form 10-KSB for the fiscal year ended September 30, 2007 (the "Report"), I, R.C. Cunningham II, Chief Executive Officer of the Company, hereby certify that to my knowledge:

               (1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. ss.78o(d)); and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  January 11, 2008

                                                     /s/ R.C. Cunningham II
                                                     ----------------------
                                                     R.C. Cunningham II
                                                     Chief Executive Officer


     The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350) and is not being filed as part of the Form 10-KSB or as a separate disclosure document.




                                                                      Exhibit 32
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